UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

AMENDMENT No. 2

TO

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2006 (July 1, 2005)

iPCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

1901 North Roselle Road, Schaumburg, Illinois	60195
(Address of Principal Executive Offices)	(Zip Code)
(847) 885-2833 (Registrant’s telephone number, including area code)

NOT APPLICABLE (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 1, 2005, iPCS, Inc. (“iPCS”) filed a Form 8-K under Item 2.01 thereto to report the completion of its merger with Horizon PCS, Inc. (“Horizon PCS”).  In response to parts (a) and (b) of Item 9.01 of such Form 8-K, on August 1, 2005, iPCS filed  the required financial information in a Form 8-K/A Amendment No. 1, as permitted by Instructions (a)(4) and (b)(2) to Item 9.01 to Form 8-K.  This Form 8-K/A Amendment No. 2 is being filed to update the required financial information of Horizon PCS.

Item 9.01.      Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired

The required Consolidated Statements of Operations and Statements of Cash Flows of Horizon PCS for the six months ended June 30, 2005 (Successor Company) and for the six months ended June 30, 2004 (Predecessor Company) are incorporated herein by reference to Exhibit 99.11 to this Form 8-K/A.

(b)         Pro Forma Financial Information

The required pro forma financial information for the fiscal year ended September 30, 2005 is hereby incorporated herein by reference to Exhibit 99.12 to this Form 8-K/A.

(d)           Exhibits

See Exhibit Index included in this Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: October 19, 2006	By:	/s/ STEBBINS B. CHANDOR, JR.
Stebbins B. Chandor, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1

Agreement and Plan of Merger, dated as of March 17, 2005, by and between iPCS, Inc. and Horizon PCS, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by iPCS, Inc. on March 18, 2005 (File No. 333-32064))

Exhibit 3.1	Second Restated Certificate of Incorporation of iPCS, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by iPCS, Inc. on July 1, 2005 (File No. 333-32064))
Exhibit 3.2	Amended and Restated Bylaws of iPCS, Inc. (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed by iPCS, Inc. on July 1, 2005 (File No. 333-32064))
Exhibit 4.1

Indenture, dated as of July 19, 2004, by and among Horizon PCS Escrow Company, Horizon PCS, certain subsidiary guarantors and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-4 filed by Horizon PCS, Inc. on March 19, 2005 (File No. 333-123383))

Exhibit 4.2

Supplemental Indenture, dated as of June 30, 2005, by and between U.S. Bank National Association, as Trustee, and iPCS, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by iPCS, Inc. on July 1, 2005 (File No. 333-32064))

Exhibit 99.1

Amended and Restated Common Stock Registration Rights Agreement, dated as of June 30, 2005, by and among iPCS, Inc., affiliates of Silver Point Capital, affiliates of American International Group, the Timothy M. Yager 2001 Trust and affiliates of Apollo Investment Management (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by iPCS, Inc. on July 1, 2005 (File No. 333-32064))

Exhibit 99.2

Amended and Restated Non-Employee Directors Non-Qualified Stock Option Agreement, dated as of June 30, 2005, by and between iPCS, Inc. and Donald L. Bell (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by iPCS, Inc. on July 1, 2005 (File No. 333-32064))

Exhibit 99.3

Amended and Restated Non-Employee Directors Non-Qualified Stock Option Agreement, dated as of June 30, 2005, by and between iPCS, Inc. and Eugene I. Davis (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by iPCS, Inc. on July 1, 2005 (File No. 333-32064))

Exhibit 99.4

Amended and Restated Non-Employee Directors Non-Qualified Stock Option Agreement, dated as of June 30, 2005, by and between iPCS, Inc. and Eric F. Ensor (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by iPCS, Inc. on July 1, 2005 (File No. 333-32064))

Exhibit 99.5

Amended and Restated Non-Employee Directors Non-Qualified Stock Option Agreement, dated as of June 30, 2005, by and between iPCS, Inc. and James J. Gaffney (incorporated by reference to Exhibit 99.5 to the Current Report on Form 8-K filed by iPCS, Inc. on July 1, 2005 (File No.

333-32064))
Exhibit 99.6

Employment Agreement, dated as of October 1, 2004, by and between Horizon PCS, Inc. and Alan G. Morse (incorporated by reference to Exhibit 10.11 to the Annual Report on Form 10-K for the year ended December 31, 2004 filed by Horizon PCS, Inc. (File No. 333-37516))

Exhibit 99.7

Press Release, dated July 1, 2005, issued by iPCS, Inc. announcing completion of the Merger (incorporated by reference to Exhibit 99.7 to the Current Report on Form 8-K filed by iPCS, Inc. on July 1, 2005 (File No. 333-32064))

Exhibit 99.8

Financial statements of Horizon PCS as of December 31, 2004 (Successor Company) and 2003 (Predecessor Company) and for the period from January 1, 2004 to September 30, 2004, and the years ended December 31, 2003 and 2002 (Predecessor Company) (incorporated by reference to Exhibit 99.8 to the Current Report on Form 8-K/A filed by iPCS, Inc. on August 1, 2005 (File No. 333-32064)).

Exhibit 99.9

Financial statements of Horizon PCS as of March 31, 2005 and December 31, 2004 (Successor Company) and for the three months ended March 31, 2005 (Successor Company) and March 31, 2004 (Predecessor Company) (incorporated by reference to Exhibit 99.9 to the Current Report on Form 8-K/A filed by iPCS, Inc. on August 1, 2005 (File No. 333-32064)).

Exhibit 99.10

The pro forma financial information for the fiscal year ended September 30, 2004 and for the six months ended March 31, 2005 (incorporated by reference to Exhibit 99.10 to the Current Report on Form 8-K/A filed by iPCS, Inc. on August 1, 2005 (File No. 333-32064)).

Exhibit 99.11

Consolidated Statements of Operations and Statement of Cash Flows of Horizon PCS for the six months ended June 30, 2005 (Successor Company) and for the six months ended June 30, 2004 (Predecessor Company) are hereby incorporated herein by reference to Exhibit 99.11 to this Form 8-K/A.

Exhibit 99.12	The pro forma financial information for the fiscal year ended September 30, 2005 is hereby incorporated herein by reference to Exhibit 99.12 to this Form 8-K/A.